UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2023

ForgeRock, Inc.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________________________________

Delaware	001-40787	33-1223363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission St. Suite 2900
San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 599-1100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FORG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2023, ForgeRock, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). Holders of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on April 3, 2023 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”), were entitled to ten votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. At the Annual Meeting, 63,819,952 shares of Class A Common Stock and Class B Common Stock representing 404,417,204 votes, or 96.58% of the total voting power of shares entitled to vote at the Annual Meeting, were present virtually or represented by proxy and voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 12, 2023. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal 1. Election of Directors

The stockholders elected each of the following nominees as Class II directors to serve on the Company’s board of directors until the Company’s 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

Name	For	Withheld	Broker Non-Votes
Bruce Golden	396,659,875	662,127	7,095,202
Arun Mathew	389,132,136	8,189,866	7,095,202
Alexander Ott	396,939,281	382,721	7,095,202
Maria Walker	397,028,605	293,397	7,095,202

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
403,854,362	538,282	24,560	—

Proposal 3. Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of the Company's Named Executive Officers

The stockholders determined to vote every "1 Year" on the advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
311,706,237	26,644	35,353	85,553,768	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ForgeRock, Inc.

Date:	May 26, 2023	By:	/s/ Samuel J. Fleischmann
Samuel J. Fleischmann
Chief Legal Officer